Exhibit 21.1

LIST OF SUBSIDIARIES

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest SF V BV	Amsterdam
Aeris Metals Partners, LLC	Delaware
Alp Holdings Coöperatief U.A.	Amsterdam
Alp Holdings Ltd.	Cayman Islands
Alp Intermediate Holdings 1 Ltd.	Cayman Islands
Alp Intermediate Holdings 2 L.P.	Cayman Islands
Alp Lower Holdings Ltd.	Cayman Islands
ALPEP BV	Amsterdam
AlpInvest A2 Investment Fund C.V.	Amsterdam
AlpInvest A2 Investment Fund II C.V.	Amsterdam
AlpInvest A2 Investment Fund II, L.P.	Delaware
AlpInvest A2 Investment Fund, L.P.	Delaware
AlpInvest Asia Pacific Growth Fund 2004 C.V.	Amsterdam
ALPINVEST BEHEER 2006 LTD.	Cayman Islands
Alpinvest Co-Investments C.V.	Amsterdam
Alpinvest Direct Lead Investments C.V.	Amsterdam
AlpInvest EU FoF B.V.	Netherlands
AlpInvest EU FOF GP, LLC	Delaware
AlpInvest European Middle Market Opportunities Fund VI, L.P.	Delaware
AlpInvest FCR Secondaries GP, LLC	Delaware
AlpInvest Feeder (Euro) V C.V.	Amsterdam
AlpInvest Fondo B.V.	Netherlands
Alpinvest Fund Investments C.V.	Amsterdam
AlpInvest GGG B.V.	Netherlands
AlpInvest Global Advantage Fund, L.P.	Cayman Islands
AlpInvest Global Energy Plus Fund (Onshore), L.P.	Delaware
AlpInvest Holdings, Inc.	New York
AlpInvest Mezzanine Opportunities Fund (Onshore) V, L.P.	Delaware
AlpInvest Mich B.V.	Amsterdam
AlpInvest North Rush GP, LLC	Delaware
AlpInvest Partners 2003 B.V.	Amsterdam
AlpInvest Partners 2006 B.V.	Amsterdam
AlpInvest Partners 2008 B.V.	Amsterdam
AlpInvest Partners 2009 B.V.	Amsterdam
AlpInvest Partners 2011 B.V.	Amsterdam

AlpInvest Partners 2011 LLC	Delaware
AlpInvest Partners 2012 I B.V.	Amsterdam
AlpInvest Partners 2012 II B.V.	Amsterdam
AlpInvest Partners 2012 LLC	Delaware
AlpInvest Partners 2014 I B.V.	Netherlands
AlpInvest Partners 2014 II B.V.	Netherlands
AlpInvest Partners 2014 LLC	Delaware
AlpInvest Partners ACE C.V.	Amsterdam
AlpInvest Partners B.V.	Amsterdam
AlpInvest Partners Beheer 2006 B.V.	Amsterdam
ALPINVEST PARTNERS BEHEER 2006, L.P.	Cayman Islands
AlpInvest Partners Blue Co-Invest LLC	Delaware
AlpInvest Partners Blue Management, LLC	Delaware
AlpInvest Partners BM B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2007 C.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2007-2009 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2010-2011 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments B.V.	Amsterdam
AlpInvest Partners Co-Investments 2000 C.V.	Amsterdam
AlpInvest Partners Co-Investments 2007 C.V.	Amsterdam
AlpInvest Partners Co-Investments 2008 C.V.	Amsterdam
AlpInvest Partners Co-Investments B.V.	Amsterdam
AlpInvest Partners CSI 2006 B.V.	Amsterdam
AlpInvest Partners CS-Investments 2003 C.V.	Amsterdam
AlpInvest Partners CS-Investments 2005 C.V.	Amsterdam
AlpInvest Partners CS-Investments 2006 C.V.	Amsterdam
AlpInvest Partners Direct Investments 2000 C.V.	Amsterdam
AlpInvest Partners Direct Investments 2003 B.V.	Amsterdam
AlpInvest Partners Direct Investments 2003 C.V.	Amsterdam
AlpInvest Partners Direct Investments B.V.	Amsterdam
AlpInvest Partners Direct Secondary Investments B.V.	Amsterdam
AlpInvest Partners Eclipse Secondary LLC	Delaware
AlpInvest Partners European Mezzanine Investments B.V.	Amsterdam
AlpInvest Partners Fund 2006 C.V.	Amsterdam
AlpInvest Partners Fund Investments 2003 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2006 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2009 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2011 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 I B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 II B.V.	Amsterdam

Alpinvest Partners Fund Investments 2014 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II BV	Amsterdam
AlpInvest Partners Fund Investments B.V.	Amsterdam
AlpInvest Partners Fund of Funds Custodian IIA B.V.	Amsterdam
AlpInvest Partners Fund of Funds Management IIA B.V.	Amsterdam
AlpInvest Partners GVF 2004 C.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments II C.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management IIA B.V.	Amsterdam
AlpInvest Partners Limited	Hong Kong
AlpInvest Partners Mezzanine 2006 C.V.	Amsterdam
AlpInvest Partners Mezzanine 2007 C.V.	Amsterdam
AlpInvest Partners Mezzanine 2012-2014 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2005/2006 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2007/2009 B.V.	Amsterdam
AlpInvest Partners Primary Fund Investments 2006 B.V.	Amsterdam
AlpInvest Partners Primary Fund Investments 2007 B.V.	Amsterdam
AlpInvest Partners PVC C.V.	Amsterdam
AlpInvest Partners Secondary Investments 2007 C.V.	Amsterdam
AlpInvest Partners Secondary Investments 2008 C.V.	Amsterdam
AlpInvest Partners Secondary Investments 2008 Supplementary C.V.	Amsterdam
AlpInvest Partners Secondary Investments 2010 C.V.	Amsterdam
AlpInvest Partners Secondary Investments 2012 I C.V.	Amsterdam
AlpInvest Partners SL B.V.	Amsterdam
AlpInvest Partners U.S. Clean Technology Investments 2007 C.V.	Amsterdam
ALPINVEST PARTNERS UK LIMITED	England and Wales
AlpInvest Partners US Mezzanine Investments B.V.	Amsterdam
AlpInvest Partners US Primary Fund Investments 2000 C.V.	Amsterdam
AlpInvest Partners US Primary Fund Investments 2005 C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2003 C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2003 LLC	Delaware
AlpInvest Partners US Secondary Investments 2006 B LLC	Delaware

AlpInvest Partners US Secondary Investments 2006 C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2006 GTCR VIII C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2006 GTCR VIII Sub C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2006 LLC	Delaware
AlpInvest Partners US Secondary Investments 2008 C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2008 LLC	Delaware
AlpInvest Partners US Secondary Investments 2008 Sub LLC	Delaware
AlpInvest Partners US Secondary Investments 2008 Supplementary C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2008 Supplementary II LLC	Delaware
AlpInvest Partners US Secondary Investments 2008 Supplementary LLC	Delaware
AlpInvest Partners US Secondary Investments 2010 C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2010 LLC	Delaware
AlpInvest Partners US Secondary Investments 2012 I C.V.	Amsterdam
AlpInvest Partners US Secondary Investments 2012 I LLC	Delaware
AlpInvest PartnersFund Inv 2013 I BV	Amsterdam
AlpInvest PartnersFund Inv 2013 II BV	Amsterdam
Alpinvest Polish Enterprise 2004 C.V.	Amsterdam
Alpinvest Private Equity Fund C.V.	Amsterdam
Alpinvest Private Equity Partners B.V.	Amsterdam
AlpInvest Secondaries Fund (Euro) V C.V.	Amsterdam
Alpinvest Secondaries Fund (Offshore) V, L.P.	Cayman Islands
AlpInvest Secondaries Fund (Onshore Euro) V, L.P.	Delaware
Alpinvest Secondaries Fund (Onshore) V, L.P.	Delaware
AlpInvest Secondaries Fund V C.V.	Amsterdam
AlpInvest Secondaries V GP, LLC	Delaware
AlpInvest United B.V.	Amsterdam
AlpInvest US Holdings, LLC	Delaware
AlpInvest/Lexington 2005 B LLC	Delaware
AlpInvest/Lexington 2005 LLC	Delaware
AlpInvest-SH Co-Investment Fund I, L.P.	Cayman Islands
AlpInvest-VA Co-Investment Fund I, L.P.	Cayman Islands
AMC 2012 Holdings Ltd.	Cayman Islands
AMC 2012 Ltd.	Cayman Islands
AMC 2013 Holdings Ltd.	Cayman Islands
AMC 2013 Ltd.	Cayman Islands
AMC 2014 Holdings Ltd.	Cayman Islands
AMC 2014 Ltd.	Cayman Islands

AP 2011-2014 SLP Ltd.	Cayman Islands
AP 2014-2016 SLP Ltd.	Cayman Islands
AP Account Management BV	Amsterdam
AP B.V.	Netherlands
AP H Secondaries BV	Amsterdam
AP H Secondaries C.V.	Amsterdam
AP Panther V GP Holdings, LLC	Delaware
AP Private Equity Investments I B.V.	Amsterdam
AP Private Equity Investments III B.V.	Amsterdam
Aqua Shipping Partners, LLC	Delaware
ASF V Co-Invest Holding Ltd.	Cayman Islands
ASF V Co-Invest Ltd.	Cayman Islands
Beijing Dao He Investment Management Co., Limited	China
Beijing Daohe Kaitong Investment Center L.P.	China
Beijing Daohe Kaizhi Investment Management Center L.P.	China
Beijing Fenghe Kaitong Investment Consulting Center L.P.	China
Betacom Beheer 2004 B.V.	Amsterdam
Betacom XLII B.V.	Amsterdam
Betacom XLV B.V.	Amsterdam
Brazil Internationalization II (Delaware), L.L.C.	Delaware
Brazil Internationalization, L.L.C.	Delaware
C/R ENERGY ILP GENERAL PARTNER LTD.	Cayman Islands
C/S International Partners	Cayman Islands
C/S Investment Holdings, L.L.C.	Delaware
C/S Venture Investors, L.P.	Cayman Islands
CAGP General Partner, L.P.	Cayman Islands
CAGP IV AIV GP, L.P.	Cayman Islands
CAGP IV General Partner, L.P.	Cayman Islands
CAGP IV Ltd.	Cayman Islands
CAGP IV, L.L.C.	Delaware
CAGP, Ltd.	Cayman Islands
CALF Holdings, Ltd.	Cayman Islands
CALF I General Partner, L.P.	Cayman Islands
CALF Investment Limited	Cayman Islands
CAP Advisors (Hong Kong) Limited	Hong Kong
CAP General Partner, L.P.	Cayman Islands
CAP II General Partner, L.P.	Cayman Islands
CAP II Limited	Cayman Islands
CAP II, L.L.C.	United States
CAP III GENERAL PARTNER (SCOT) L.P.	Scotland
CAP III General Partner S3, L.P.	Cayman Islands

CAP III General Partner, L.P.	Cayman Islands
CAP III S3 Ltd.	Cayman Islands
CAP INVESTMENT HOLDINGS LIMITED	Hong Kong
CAP IV General Partner, L.P.	Cayman Islands
CAP IV Ltd.	Cayman Islands
CAP IV, L.L.C.	Delaware
CAP MANAGEMENT HOLDINGS LIMITED	Hong Kong
Carlyle (Beijing) Investment Consulting Center, L.P.	China
Carlyle (Beijing) Investment Management Co., Ltd.	China
Carlyle 2013-4 Income Note Issuer, Ltd.	Cayman Islands
Carlyle 2014-1 Class Y-R Note Issuer, Ltd.	Cayman Islands
Carlyle 2014-1 Income Note Issuer, Ltd.	Cayman Islands
Carlyle Access GP 2014, L.L.C.	Delaware
Carlyle Access GP 2014, Ltd.	Cayman Islands
Carlyle Arnage CLO (Delaware) Corp.	Delaware
Carlyle Arnage CLO, Ltd.	Cayman Islands
Carlyle Asia GP, L.P.	Cayman Islands
Carlyle Asia GP, Ltd.	Cayman Islands
Carlyle Asia Investment Advisors Limited	Hong Kong
Carlyle Asia Partners IV-F, L.P.	Cayman Islands
Carlyle Asia Real Estate GP, L.P.	Cayman Islands
Carlyle Asia Real Estate GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II GP, L.P.	Cayman Islands
Carlyle Asia Real Estate II GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II, Ltd.	Cayman Islands
Carlyle Asia Real Estate III GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate III, L.P.	Cayman Islands
Carlyle Asia Real Estate, Ltd.	Cayman Islands
Carlyle Asia, Ltd.	Cayman Islands
Carlyle Australia Equity Management Pty Limited	Australia
Carlyle Australia Investment Advisors Limited	Hong Kong
Carlyle Azure CLO (Delaware) Corp.	Delaware
Carlyle Azure CLO, Ltd.	Cayman Islands
Carlyle Beratungs GmbH	Germany
Carlyle Brasil Consultoria em Investimentos Ltda.	Brazil
Carlyle Bristol CLO, Corp.	Delaware
Carlyle Bristol CLO, Ltd.	Cayman Islands
Carlyle Capital Coinvestment Partners, L.P.	Delaware
Carlyle CIM Agent, L.L.C.	Delaware
Carlyle CLO Coinvestors, L.P.	Delaware
Carlyle CLO GP, L.L.C.	Delaware
Carlyle CLO Warehouse Coinvestment, L.P.	Delaware

Carlyle Credit Partners Financing I, Ltd.	Cayman Islands
Carlyle Credit Partners Investment Holdings, L.L.C.	Delaware
Carlyle Daytona CLO (Delaware) Corp.	Delaware
Carlyle Daytona CLO, Ltd.	Cayman Islands
Carlyle Egypt Investment Advisors LLC	Egypt
Carlyle Energy Mezzanine Opportunities Fund II, L.P.	Delaware
Carlyle Equity Opportunity GP AIV Cayman, L.P.	Cayman Islands
Carlyle Equity Opportunity GP AIV III, L.P.	Delaware
Carlyle Equity Opportunity GP AIV, L.L.C.	Delaware
Carlyle Equity Opportunity GP AIV, L.P.	Delaware
Carlyle Equity Opportunity GP, L.L.C.	Delaware
Carlyle Equity Opportunity GP, L.P.	Delaware
Carlyle Europe CLO Coinvestors, L.P.	United States
Carlyle Europe Co-Investment L.P.	Guernsey
CARLYLE EUROPE LIMITED	England & Wales
Carlyle Europe Real Estate Master Coinvestment, L.P.	Delaware
Carlyle Europe Real Estate Partners, L.P.	Delaware
Carlyle Europe Real Estate St. Lazare GP, L.L.C.	United States
Carlyle Financial Services II, Ltd.	Cayman Islands
Carlyle Financial Services, Ltd.	Cayman Islands
Carlyle Financial Services-A, Ltd.	Cayman Islands
CARLYLE FORMATION CO. (SCOTLAND) LIMITED	United Kingdom
Carlyle Global Market Strategies CLO 2011-1, LLC	Delaware
Carlyle Global Market Strategies CLO 2011-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-1, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-2, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-2, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-3, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-3, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-4, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-4, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2013-1, LLC	United States
Carlyle Global Market Strategies CLO 2013-1, LTD.	Cayman Islands
Carlyle Global Market Strategies CLO 2013-2, LLC	United States
Carlyle Global Market Strategies CLO 2013-2, LTD.	Cayman Islands
Carlyle Global Market Strategies CLO 2013-3, LLC	United States
Carlyle Global Market Strategies CLO 2013-3, LTD.	Cayman Islands
Carlyle Global Market Strategies CLO 2013-4, LLC	United States
Carlyle Global Market Strategies CLO 2013-4, LTD.	Cayman Islands
Carlyle Global Market Strategies CLO 2014-1, LLC	Delaware
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Cayman Islands

Carlyle Global Market Strategies CLO 2014-2, LLC	Delaware
Carlyle Global Market Strategies CLO 2014-2, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2014-3, LLC	Delaware
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2014-4, LLC	Delaware
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2014-5, LLC	Delaware
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2015-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies Euro CLO 2013-1 B.V.	Netherlands
Carlyle Global Market Strategies Euro CLO 2014-1 Limited	Ireland
Carlyle Global Market Strategies Euro CLO 2014-2 Limited	Ireland
Carlyle Global Market Strategies Euro CLO 2014-3 Limited	Ireland
Carlyle Global Market Strategies Euro CLO 2014-4 Limited	Ireland
Carlyle Global Markets Strategies Euro CLO 2013-2 Limited	Netherlands
Carlyle GMS Asia Limited	Hong Kong
Carlyle GMS Finance Administration L.L.C.	Delaware
Carlyle GMS Investment Management L.L.C.	Delaware
Carlyle High Yield Partners 2008-1, Inc.	Delaware
Carlyle High Yield Partners 2008-1, Ltd.	Cayman Islands
Carlyle High Yield Partners IV, Inc.	Delaware
Carlyle High Yield Partners IV, Ltd.	Cayman Islands
Carlyle High Yield Partners IX, Inc.	Delaware
Carlyle High Yield Partners IX, Ltd.	Cayman Islands
Carlyle High Yield Partners VII, Inc.	Delaware
Carlyle High Yield Partners VII, Ltd.	Cayman Islands
Carlyle High Yield Partners VIII, Inc.	Delaware
Carlyle High Yield Partners VIII, Ltd.	Cayman Islands
Carlyle High Yield Partners X, Inc.	Delaware
Carlyle High Yield Partners X, Ltd.	Cayman Islands
Carlyle Holdings Finance L.L.C.	Delaware
Carlyle Holdings I Finance L.L.C.	Delaware
Carlyle Holdings I GP Inc.	Delaware
Carlyle Holdings I GP Sub L.L.C.	Delaware
Carlyle Holdings I L.P.	Delaware
Carlyle Holdings II Finance L.L.C.	United States
Carlyle Holdings II Finance Ltd.	Cayman Islands
Carlyle Holdings II GP L.L.C.	Delaware
Carlyle Holdings II GP Sub L.P.	Delaware

Carlyle Holdings II L.P.	Quebec
Carlyle Holdings II Sub L.L.C.	Delaware
Carlyle Holdings III GP L.P.	Quebec
Carlyle Holdings III GP Limited Partner L.L.C.	Delaware
Carlyle Holdings III GP Management L.L.C.	Delaware
Carlyle Holdings III GP Sub L.L.C.	Delaware
Carlyle Holdings III L.P.	Quebec
Carlyle Hong Kong Equity Management Limited	Hong Kong
Carlyle India Advisors Private Limited	India
Carlyle Infrastructure General Partner, L.P.	Delaware
Carlyle Infrastructure GP, Ltd.	Cayman Islands
Carlyle International Partners II, L.P.	Cayman Islands
Carlyle International Partners III, L.P.	Cayman Islands
Carlyle Investment Administration Limited	Cayman Islands
Carlyle Investment Consulting (Shanghai) Co Ltd	China
Carlyle Investment GP Corp.	Delaware
Carlyle Investment Group, L.P.	Delaware
Carlyle Investment Management L.L.C.	Delaware
Carlyle Ireland GP, L.P.	Cayman Islands
Carlyle Japan Asset Management YK	Japan
Carlyle Japan Equity Management LLC	United States
Carlyle Japan II Ltd.	Cayman Islands
Carlyle Japan III Ltd.	Cayman Islands
Carlyle Japan Ltd.	Cayman Islands
Carlyle Japan, LLC	Delaware
Carlyle Knox Holdings, L.L.C.	Delaware
Carlyle Korea Ltd.	Republic of Korea
Carlyle Latin America Holdings Cayman, L.P.	Cayman Islands
Carlyle Latin America Real Estate Partners, L.P.	Ontario
Carlyle Lebanon Investment Advisors SAL	Lebanon
Carlyle Management Hong Kong Limited	Hong Kong
CARLYLE MAPLE LEAF FINANCE CO., U.L.C.	Canada
Carlyle Maple Leaf Holdings (Cayman), L.P.	Cayman Islands
Carlyle Maple Leaf Holdings (Cayman), Ltd.	Cayman Islands
Carlyle Maple Leaf Holdings, U.L.C.	Canada
Carlyle Mauritius CIS Investment Management Limited	Mauritius
Carlyle Mauritius Investment Advisors, Ltd	Mauritius
Carlyle McLaren CLO (Delaware) Corp.	Delaware
Carlyle McLaren CLO, Ltd.	Cayman Islands
Carlyle MENA (GCC) General Partner Limited	Dubai
Carlyle MENA General Partner, L.P.	Cayman Islands
Carlyle MENA Investment Advisors Limited	Dubai

Carlyle MENA Investment Advisors, LLC	Delaware
Carlyle MENA Limited	Cayman Islands
Carlyle Mexico Advisors, S. de R.L. de C.V.	Mexico
Carlyle Mexico General Partner, L.P.	Ontario
Carlyle Mexico Holdings, S.C.	Mexico
Carlyle Mexico L.L.C.	Delaware
Carlyle Middle East, Ltd.	Cayman Islands
Carlyle Modena CLO, Corp.	Delaware
Carlyle Modena CLO, Ltd.	Cayman Islands
Carlyle MSP Manager, L.L.C.	Delaware
CARLYLE NGP AGRIBUSINESS HOLDINGS, L.L.C.	United States
Carlyle NGP X Holdings, L.L.C.	Delaware
CARLYLE NGP XI HOLDINGS, L.L.C.	Delaware
Carlyle Nigeria Investment Advisors Limited	Nigeria
Carlyle Pacific GP, L.P.	Cayman Islands
Carlyle Pacific Limited	Cayman Islands
Carlyle Pacific Red Oak GP, L.L.C.	United States
Carlyle Partners II, L.P.	Delaware
Carlyle Perú Consultoría de Inversiones S.R.L.	Peru
Carlyle Peru GP, L.P.	Cayman Islands
Carlyle Power General Partner, L.P.	United States
Carlyle PQ Opportunity GP, L.P.	Cayman Islands
Carlyle PQ/HDS GP Limited	Cayman Islands
Carlyle PQ/HDS Opportunity GP, L.P.	Cayman Islands
Carlyle Quantitative Strategies Investment Management L.L.C.	Delaware
Carlyle Quantitative Strategies Managers L.L.C.	Delaware
Carlyle Real Estate Advisors France Sarl	France
Carlyle Real Estate Advisors Italy S.r.l.	Italy
CARLYLE REAL ESTATE ADVISORS LLP	England & Wales
Carlyle Real Estate Advisors Spain, S.L.	Spain
Carlyle Real Estate Advisors Sweden AB	Sweden
CARLYLE REAL ESTATE ADVISORS UK LIMITED	England & Wales
Carlyle Real Estate Società di Gestione del Risparmio S.p.A.	Italy
Carlyle Realty Coinvestment III, L.L.C.	Delaware
Carlyle Realty Coinvestment VII, L.P.	United States
Carlyle Realty Credit Partners GP, L.P.	Cayman Islands
Carlyle Realty Credit Partners, LTD	Cayman Islands
Carlyle Realty Distressed RMBS GP II, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP III, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP IV, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP, L.L.C.	Delaware

Carlyle Realty Distressed RMBS II, L.P.	Delaware
Carlyle Realty Distressed RMBS III, L.P.	Delaware
Carlyle Realty Distressed RMBS IV, L.P.	Delaware
Carlyle Realty Distressed RMBS, L.P.	Delaware
Carlyle Realty Essex II, L.L.C.	Delaware
Carlyle Realty Foreign Investors VII, L.P.	United States
Carlyle Realty Foreign Investors VII-A, L.P.	United States
Carlyle Realty Halley Coinvestment GP, L.L.C.	Delaware
Carlyle Realty II, L.P.	Delaware
Carlyle Realty III GP, L.L.C.	Delaware
Carlyle Realty III, L.L.C.	Delaware
Carlyle Realty III, L.P.	Delaware
Carlyle Realty Investment Holdings II, L.P.	Delaware
Carlyle Realty Investment Holdings, L.P.	Delaware
Carlyle Realty IV GP, L.L.C.	Delaware
Carlyle Realty IV, L.L.C.	Delaware
Carlyle Realty IV, L.P.	Delaware
Carlyle Realty Partners VII, L.P.	United States
Carlyle Realty V GP, L.L.C.	Delaware
Carlyle Realty V, L.L.C.	Delaware
Carlyle Realty V, L.P.	Delaware
Carlyle Realty VI, L.L.C.	Delaware
Carlyle Realty VII, L.L.C.	United States
Carlyle Realty, L.P.	Delaware
Carlyle Russia Advisors, L.L.C.	Delaware
Carlyle Russia Investment Holdings, L.P.	Cayman Islands
Carlyle Russia Limited	Cayman Islands
Carlyle SBC Partners II, L.P.	Delaware
Carlyle Scopel Holdings Cayman, L.P.	Cayman Islands
Carlyle Scopel Mezzanine Loan GP, L.L.C.	Delaware
Carlyle Scopel Real Estate GP, L.L.C.	Delaware
Carlyle Scopel Real Estate Partners, L.P.	Canada
Carlyle Scopel Senior Loan Partners GP, L.L.C.	United States
Carlyle Scopel Senior Loan Partners GP, Ltd.	Cayman Islands
Carlyle Select Trust Administration L.L.C.	Delaware
Carlyle Selective Investors II, L.L.C.	Delaware
Carlyle Selective Investors, L.L.C.	Delaware
CARLYLE SINGAPORE INVESTMENT ADVISORS PTE LTD	Singapore
Carlyle South Africa Advisors	South Africa
Carlyle U.S. Venture Partners, L.P.	Delaware
Carlyle UrbPlan Partners, L.L.C.	United States
Carlyle UrbPlan Partners, L.P.	Cayman Islands

Carlyle Vantage CLO, Corp.	Delaware
Carlyle Vantage CLO, Ltd.	Cayman Islands
Carlyle Venture Coinvestment, L.L.C.	Delaware
CARLYLE VENTURE PARTNERS, LP	Cayman Islands
Carlyle Veyron CLO, Corp.	Delaware
Carlyle Veyron CLO, Ltd.	Cayman Islands
Carlyle Yankee Partners, L.P.	England and Wales
Carlyle-Clipper Coinvestment, L.P.	Delaware
Carlyle-Liposonix Coinvestment, L.P.	Delaware
CASCOF General Partner, L.P.	Cayman Islands
CASCOF, L.L.C.	Delaware
CAVP General Partner, L.P.	Cayman Islands
CCEE Advisors (Delaware), L.L.C.	Delaware
CCEEP General Partner, L.P.	Cayman Islands
CCEEP Limited	Cayman Islands
CCIF Dollar Feeder GP, L.P.	Cayman Islands
CCIF GP Ltd.	Cayman Islands
CCIF GP, L.P.	Cayman Islands
CCMA, L.P.	Cayman Islands
CECP Advisors LLP	England & Wales
CECP Investment Advisors France S.A.R.L.	France
CECP INVESTMENT ADVISORS LIMITED	England & Wales
CECP, L.L.C.	Delaware
Celadon Partners, LLC	Delaware
CELF ADVISORS LLP	England & Wales
CELF Guernsey Limited Partnership Incorporated	Guernsey
CELF INVESTMENT ADVISORS LIMITED	England & Wales
CELF Loan Partners 2008-2 Limited	Ireland
CELF Loan Partners B.V.	Netherlands
CELF Loan Partners II Public Limited Company	Ireland
CELF Loan Partners III Public Limited Company	Ireland
CELF Loan Partners IV Public Limited Company	Ireland
CELF Loan Partners V Limited	Ireland
CELF Low Levered Partners Public Limited Company	Ireland
CELF, L.L.C.	Delaware
CEMOF General Partner Cayman, L.P.	Cayman Islands
CEMOF General Partner, L.P.	Delaware
CEMOF GP Cayman, Ltd.	Cayman Islands
CEMOF II General Partner, L.P.	Cayman Islands
CEOF AIV GP Cayman, L.P.	Cayman Islands
CEOF AIV GP Cayman, Ltd.	Cayman Islands
CEOF Coinvestment Cayman, L.P.	Cayman Islands

CEOF GP Cayman, LTD	Cayman Islands
CEOF GP Cayman, Ltd.	Cayman Islands
CEOF II GP, L.L.C.	Delaware
CEOF II GP, L.P.	Cayman Islands
CEP Advisors S.r.l.	Italy
CEP General Partner, L.P.	Cayman Islands
CEP II ARC 1S GP, L.P.	Delaware
CEP II ARC 2S GP, L.P.	Delaware
CEP II GP, L.P.	Alberta
CEP II Limited	Cayman Islands
CEP II Managing GP Holdings, Ltd.	Cayman Islands
CEP II Managing GP, L.P.	Scotland
CEP III Alphyn Finco S.à r.l.	Luxembourg
CEP III ARC 1P GP, L.P.	Delaware
CEP III ARC 1Q GP, L.P.	Delaware
CEP III ARC 2P GP, L.P.	Delaware
CEP III ARC 2Q GP, L.P.	Delaware
CEP III GP, L.P.	Scotland
CEP III Limited	Cayman Islands
CEP III Managing GP Holdings, Ltd.	Cayman Islands
CEP III Managing GP, L.P.	Scotland
CEP Investment Administration II Limited	Guernsey
CEP Investment Administration Limited	Cayman Islands
CEP IV ARC 1A GP, L.P.	Delaware
CEP IV ARC 2A GP, L.P.	Delaware
CEP IV Dollar Feeder GP, L.P.	United Kingdom
CEP IV Feeder, L.P.	Scotland
CEP IV Holdings Limited	Cayman Islands
CEP IV Limited	Cayman Islands
CEP IV Managing GP Holdings, Ltd.	Cayman Islands
CEP IV MANAGING GP, L.P.	United Kingdom
CEP IV-F Feeder, L.P.	Scotland
CEREP Finance S.à.r.l.	Luxembourg
CEREP GP II, L.L.C.	Delaware
CEREP GP, L.L.C.	Delaware
CEREP II Master Holdings, L.L.C.	Delaware
CEREP II Mezzanine GP B, L.L.C.	Delaware
CEREP II Mezzanine GP B-2, L.L.C.	Delaware
CEREP II Mezzanine GP, L.L.C.	Delaware
CEREP III ARC 1O GP, L.P.	Delaware
CEREP III ARC 2O GP, L.P.	Delaware
CEREP III GP, L.L.C.	Delaware

CEREP Investment Holdings II, LLC	Delaware
CEREP Investment Holdings III, L.L.C.	Delaware
CEREP Investment Holdings, L.L.C.	Delaware
CEREP Management Sarl	Luxembourg
CEREP Master Holdings, L.L.C.	Delaware
CEREP, S.à r.l.	Luxembourg
CETP ARC 1I GP, L.P.	Delaware
CETP ARC 1J GP, L.P.	Delaware
CETP ARC 2I GP, L.P.	Delaware
CETP ARC 2J GP, L.P.	Delaware
CETP GP (Cayman) Limited	Cayman Islands
CETP GP, L.P.	Scotland
CETP II ARC 1L GP, L.P.	Delaware
CETP II ARC 1M GP, L.P.	Delaware
CETP II ARC 2L GP, L.P.	Delaware
CETP II ARC 2M GP, L.P.	Delaware
CETP II GP (Cayman) Limited	Cayman Islands
CETP II GP, L.P.	Scotland
CETP II Limited	Cayman Islands
CETP II Managing GP Holdings, Ltd.	Cayman Islands
CETP II Managing GP, L.P.	Scotland
CETP III ARC 1F GP, L.P.	Delaware
CETP III ARC 1G GP, L.P.	Delaware
CETP III ARC 2F GP, L.P.	Delaware
CETP III ARC 2G GP, L.P.	Delaware
CETP III GP, L.P.	Scotland
CETP III Holdings, L.L.C.	Delaware
CETP III Managing GP Holdings, L.L.C.	Delaware
CETP III Managing GP, L.P.	Scotland
CETP III-F GP, L.P.	Delaware
CETP Limited	Cayman Islands
CETP Managing GP Holdings, Ltd.	Cayman Islands
CETP Managing GP, L.P.	Scotland
CEVP General Partner, L.P.	Cayman Islands
CEVP, Ltd.	Cayman Islands
CGH, L.L.C.	Delaware
CGMS Coinvestment SPC	Cayman Islands
CGP General Partner, L.P.	Cayman Islands
Chengdu Carlyle Investment Consulting Co., Ltd.	China
China CMA GP, L.P.	Cayman Islands
China CMA GP, Ltd.	Cayman Islands
Churchill Financial LLC	Delaware

CHYP GP 2008-1, L.L.C.	Delaware
CIEP FEEDER (SCOTLAND) GP, LLP	Scotland
CIEP General Partner, L.P.	Cayman Islands
CIEP GP, L.L.C.	United States
CIEP Holdings, Ltd.	Cayman Islands
CIM (Delaware), Inc.	Delaware
CIM Global, L.L.C.	Delaware
CIP ARC 1H GP, L.P.	Delaware
CIP ARC 2H GP, L.P.	Delaware
CIP Cayman GP Ltd.	Cayman Islands
CIP Direct GP (Cayman), L.P.	Cayman Islands
CIP Direct GP LLC	Delaware
CIP U.S. Direct GP, L.P.	Delaware
CIPA General Partner, L.P.	Cayman Islands
CIPA, Ltd.	Cayman Islands
CJIP Co-Investment III GP, L.P.	Cayman Islands
CJIP II Co-Invest GP, L.P.	Cayman Islands
CJIP III General Partner, L.P.	Cayman Islands
CJP Co-Investment II GP A, L.P.	Cayman Islands
CJP Co-Investment II GP B, L.P.	Cayman Islands
CJP Co-Investment III GP, L.P.	Cayman Islands
CJP General Partner, L.P.	Cayman Islands
CJP II Co-Invest GP, L.P.	Cayman Islands
CJP II General Partner, L.P.	Cayman Islands
CJP II International GP, L.P.	Cayman Islands
CJP III General Partner, L.P.	Cayman Islands
CJVP General Partner, L.P.	Cayman Islands
CLARE Partners D, L.P.	Ontario
Claren Road Asia Limited	Hong Kong
Claren Road Asset Management, LLC	Delaware
Claren Road Asset Management, LLP	United Kingdom
Claren Road Capital, LLC	Delaware
Claren Road Credit Opportunities Partners, LP	Delaware
Claren Road Credit Partners, LP	Delaware
Claren Road Short Bias Credit Master Fund, Ltd.	Cayman Islands
CLAREN ROAD UK, LIMITED	England & Wales
CLAREP Co-Investment, L.P.	Ontario
CLAREP GP, L.L.C.	Delaware
CLAREP Mexico, L.P.	Ontario
Clifton Springs LLC	Delaware
CMP General Partner, L.P.	Delaware
CMP II (Cayman) General Partner, L.P.	Cayman Islands

CMP II (Cayman) GP, Ltd.	Cayman Islands
CMP II General Partner, L.P.	Delaware
Core Investments, Ltd.	Cayman Islands
CP II Investment Holdings, L.L.C.	Delaware
CP IV GP, Ltd.	Cayman Islands
CP V General Partner, L.L.C.	Cayman Islands
CP V Landmark GP LLC	Delaware
CP V S3 GP, Ltd.	Cayman Islands
CPP II General Partner, L.P.	United States
CRAM Holdings GP LLC	Delaware
CRAM Holdings LP	Delaware
CREA Germany GmbH	Germany
CREA UK, L.L.C.	Delaware
CRFI IV AIV GP, L.L.C.	Delaware
Crimson Physical Commodities Partners, LLC	Delaware
CRP III AIV GP, L.L.C.	Delaware
CRP III AIV GP, L.P.	Delaware
CRP IV (NR) AIV GP, L.L.C.	Delaware
CRP IV (NR) AIV GP, L.P.	Delaware
CRP IV AIV GP, L.L.C.	Delaware
CRP IV AIV GP, L.P.	Delaware
CRP IV-A AIV GP, L.L.C.	Delaware
CRP IV-A AIV GP, L.P.	Delaware
CRP V AIV GP, L.L.C.	Delaware
CRP V AIV GP, L.P.	Delaware
CRP V-A AIV GP, L.L.C.	Delaware
CRP VII, L.L.C.	United States
CRQP III AIV GP, L.L.C.	Delaware
CRQP III-A AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.P.	Delaware
CRQP IV-A AIV GP, L.L.C.	Delaware
CSABF General Partner Limited	Cayman Islands
CSABF General Partner, L.P.	Cayman Islands
CSG IIF SM Member GP, LLC	United States
CSG IIF SM Member, L.P.	United States
CSP General Partner, L.P.	Cayman Islands
CSP II (Cayman) General Partner, L.P.	Cayman Islands
CSP II (Cayman) GP, Ltd.	Cayman Islands
CSP II General Partner, L.P.	Delaware
CSP III (Cayman) General Partner, L.P.	Cayman Islands
CSP III AIV General Partner (Cayman), L.P.	Cayman Islands

CSP III AIV II, L.P.	Delaware
CSP III General Partner II, L.P.	Delaware
CSP III General Partner, L.P.	Delaware
CSP III Sterling Coinvestment (Cayman), L.P.	Cayman Islands
CSSAF GP Ltd.	Cayman Islands
CSSAF Managing Partnership, L.P.	Cayman Islands
CVP II DHS Holdings GP, L.L.C.	Delaware
CVP II GP (Cayman), L.P.	Cayman Islands
DBD Investors II, L.L.C.	Delaware
DBD Investors III, L.L.C.	Delaware
DBD Investors, L.L.C.	Delaware
DGAM Management Services, Inc.	Cayman Islands
Direct portfolio Management B.V.	Netherlands
Diversified Global Asset Management Corporation	Canada
EF Holdings, Ltd.	Cayman Islands
Elkhorn Barges, Inc.	Delaware
Emerging Sovereign Fund LP	Cayman Islands
Emerging Sovereign Group GP, LLC	Delaware
Emerging Sovereign Group LLC	Delaware
Emerging Sovereign Group Partners LP	Delaware
Emerging Sovereign Partners LLC	Delaware
ESG Credit Macro Event Fund LP	Delaware
ESG Cross Border Equity Fund LP	Delaware
ESG Domestic Opportunity Fund LP	Delaware
ESG Nexus Fund LP	Delaware
ESG Treasury Opportunities Onshore Portfolio LP	Delaware
Faribault LLC	Delaware
Foothill CLO I, Inc.	Delaware
FOOTHILL CLO I, LTD.	Cayman Islands
Guaymas GP, L.L.C.	Delaware
Highlander Euro CDO B.V.	Amsterdam
Highlander Euro CDO II B.V.	Amsterdam
Highlander Euro CDO III B.V.	Amsterdam
Highlander Euro CDO IV B.V.	Amsterdam
Hopkinsville, LLC	Delaware
HSP ARC 1D GP, L.P.	Delaware
HSP ARC 1E GP, L.P.	Delaware
HSP ARC 2D GP, L.P.	Delaware
HSP ARC 2E GP, L.P.	Delaware
IF-1 - Direct and Co C.V.	Zeist
IF-1 - Funds C.V.	Zeist
Indiana Future Fund I, LLC	Delaware

INext Fund, L.P.	Delaware
Investment Fund I - Direct en Co C.V.	Amsterdam
Investment Fund I - Fondsen C.V.	Amsterdam
Kaena Capital Opportunities C.V.	Amsterdam
Kaena Capital Opportunities Corp.	Delaware
LA Real Estate Partners C, L.P.	Ontario
LAREP B, L.P.	Ontario
Latin America RE Partners E, L.P.	Ontario
Metropolitan Real Estate Asia Limited	Hong Kong
Metropolitan Real Estate Equity Management, LLC	United States
Metropolitan Real Estate Europe LLP	United Kingdom
Metropolitan Real Estate UK Limited	United Kingdom
Mountain Capital CLO III (Delaware) Corp.	Delaware
Mountain Capital CLO IV (Delaware) Corp.	Delaware
Mountain Capital CLO IV Ltd.	Cayman Islands
Mountain Capital CLO V (Delaware) Corp.	Delaware
Mountain Capital CLO V Ltd.	Cayman Islands
Mountain Capital CLO VI (Delaware) Corp.	Delaware
Mountain Capital CLO VI Ltd.	Cayman Islands
Oeral Investments B.V.	Amsterdam
OKLO Financial, LLC	United States
PT. Carlyle Indonesia Advisors	Indonesia
Rio Branco 2 GP, L.L.C.	Delaware
SCI Asnieres Aulagnier Lot J	France
SCPI General Partner, L.L.C.	Delaware
Seed Coinvestment GP, L.P.	Cayman Islands
Siren Holdings GP, Ltd.	Cayman Islands
Stanfield Carrera CLO, Corp.	Delaware
Stanfield Carrera CLO, Ltd.	Cayman Islands
Stanfield CLO Corp.	Delaware
Stanfield CLO, Ltd.	Cayman Islands
Stanfield/RMF Transatlantic CDO Corp.	Delaware
STANFIELD/RMF TRANSATLANTIC CDO, LTD.	Cayman Islands
Stichting Project Greenbird	Amsterdam
Stichting Project Newton	Amsterdam
TC Group Cayman Investment Holdings Limited Partner Ltd.	Cayman Islands
TC Group Cayman Investment Holdings Sub L.P.	Cayman Islands
TC Group Cayman Investment Holdings, L.P.	Cayman Islands
TC Group Cayman Limited Partner Ltd.	Cayman Islands
TC Group Cayman Sub L.P.	Cayman Islands
TC Group Cayman, L.P.	Cayman Islands
TC Group CEMOF, L.L.C.	Delaware

TC Group CMP II, L.L.C.	Delaware
TC Group CMP, L.L.C.	Delaware
TC Group CPP II, L.L.C.	United States
TC Group CSP II, L.L.C.	Delaware
TC Group CSP III Cayman, L.L.C.	Delaware
TC Group CSP III, L.L.C.	Delaware
TC Group CSP, L.L.C.	Delaware
TC Group II, L.L.C.	Delaware
TC Group III (Cayman), L.P.	Cayman Islands
TC Group III, L.L.C.	Delaware
TC Group III, L.P.	Delaware
TC Group Infrastructure Direct GP, L.L.C.	Delaware
TC Group Infrastructure, L.L.C.	Delaware
TC Group Investment Holdings Limited Partner L.L.C.	Delaware
TC Group Investment Holdings Sub L.P.	Delaware
TC Group Investment Holdings, L.L.C.	Delaware
TC Group Investment Holdings, L.P.	Delaware
TC Group IV Cayman, L.P.	Cayman Islands
TC Group IV Managing GP, L.L.C.	Delaware
TC Group IV, L.L.C.	Delaware
TC Group IV, L.P.	Delaware
TC Group Management, L.L.C.	Delaware
TC Group Sub L.P.	Delaware
TC Group Sub L.P.	Delaware
TC Group V Cayman S3, L.P.	Cayman Islands
TC Group V Cayman, L.P.	Cayman Islands
TC Group V Managing GP, L.L.C.	Delaware
TC Group V S1, L.L.C.	Delaware
TC Group V S1, L.P.	Delaware
TC Group V US, L.L.C.	Delaware
TC Group V US, L.P.	Delaware
TC Group V, L.L.C.	Delaware
TC Group V, L.P.	Delaware
TC Group VI - F, L.L.C.	Delaware
TC GROUP VI CAYMAN, L.L.C.	United States
TC Group VI Cayman, L.P.	Cayman Islands
TC Group VI S1, L.L.C.	Delaware
TC Group VI S1, L.P.	Delaware
TC Group VI S1-F, L.L.C.	Delaware
TC Group VI, L.L.C.	Delaware
TC Group VI, L.P.	Delaware
TC Group, L.L.C.	Delaware

TC Group-Energy LLC	Delaware
TC Group-Energy-S2 LLC	Delaware
TCG 2014 Coinvestment Acquisitions, L.P.	Cayman Islands
TCG 2014 GP Ltd.	Cayman Islands
TCG Arch CTO GP, LLC	Delaware
TCG Asnieres 1 S.à.r.l.	Luxembourg
TCG Asnieres 2 S.à.r.l.	Luxembourg
TCG Energy Investment Holdings (Cayman), L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S1, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S3, L.P.	Cayman Islands
TCG Energy Investment Holdings, L.P.	Delaware
TCG FBIE Advisory Services, L.L.C.	Delaware
TCG FBIE Holdings Ltd.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands
TCG FBIE Holdings, Ltd.	Cayman Islands
TCG FBIE Manager (Delaware), L.L.C.	Delaware
TCG Financial Services (Scot), L.P.	Scotland
TCG Financial Services II, L.P.	Cayman Islands
TCG Financial Services L.P.	Cayman Islands
TCG Financial Services-A, L.P.	Cayman Islands
TCG Gestor Ltda.	Brazil
TCG High Yield Holdings, L.L.C.	Delaware
TCG High Yield Investment Holdings, L.L.C.	Delaware
TCG High Yield, L.L.C.	Delaware
TCG Holdings Finance Co. L.L.C.	Delaware
TCG Horizon Strategic GP, LLC	Delaware
TCG Mexico Investment Holdings, L.P.	Ontario
TCG Pattern Investment Holdings, L.P.	Cayman Islands
TCG Power Opportunities, L.L.C.	United States
TCG R/C RW GP Corp	Delaware
TCG Realty Investment Holdings, L.L.C.	Delaware
TCG RW ILP Corp	Delaware
TCG Securities, L.L.C.	Delaware
TCG Solutions SA GP, LLC	Delaware
TCG V (SCOT), L.P.	United Kingdom
TCG Ventures II, L.L.C.	Delaware
TCG Ventures II, L.P.	Delaware
TCG Ventures III (Cayman), L.L.C.	Delaware
TCG Ventures III (Cayman), L.P.	Cayman Islands
TCG Ventures III, L.L.C.	Delaware

TCG Ventures III, L.P.	Delaware
TCG Ventures Investment Holdings, L.L.C.	Delaware
TCG Ventures Limited	Cayman Islands
TCG Ventures, L.L.C.	Delaware
The Carlyle Group (Luxembourg) S.à.r.l.	Luxembourg
The Carlyle Group Employee Co., L.L.C.	Delaware
The Carlyle Group Espana, SL	Spain
The Carlyle Group L.P.	Delaware
UrbPlan Desenvolvimento Urbano S.A.	Cayman Islands
Varo Coinvestment, L.P.	Cayman Islands
Vermillion Asset Management, LLC	Delaware
Viridian Partners, LLC	Delaware